SECURITIES AND EXCHANGE COMMISSION
                                             WASHINGTON, D.C. 20549

                                               ------------------

                                                    FORM 8-K

                                                 CURRENT REPORT

                                     PURSUANT TO SECTION 13 OR 15(d) of the
                                        SECURITIES EXCHANGE ACT OF 1934

                                                 June 30, 2005

                                              BERMAN CENTER, INC.
                              (Exact Name of Registrant as Specified in Charter)
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
          Delaware                                      0-19562                               58-1865733
(State or other jurisdiction                          (Commission                            (IRS Employer
      of incorporation)                              File Number)                          Identification No.)

        211 East Ontario, Suite 800, Chicago, Illinois                                        60611
          (Address of principal executive offices)                                         (Zip code)

     Registrant's telephone number, including area code:                                 (312) 255-8088
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act  (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Accountants
--------------------------------

On June 30, 2005, Berman Center, Inc. (the "Company") dismissed AJ. Robbins,
P.C. ("AJ. Robbins") as its independent registered public accounting firm following the change in control of the Company on the closing of the merger transaction described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 22, 2005. The
Company engaged AJ. Robbins to audit its financial statements for the years ended March 31, 2005 and 2004. The decision to change accountants will be approved and ratified by the Company's Board of Directors at its next scheduled board meeting. The report of AJ. Robbins on the financial statements of the Company for the fiscal years ended March 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle, except for an explanatory paragraph relative to the Company's ability to continue as a going concern.

While AJ. Robbins was engaged by the Company, there were no disagreements with AJ. Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of AJ. Robbins would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for the fiscal years ended March 31, 2005 and 2004.

The Company provided AJ. Robbins with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that AJ. Robbins furnish the Company with a letter addressed to the Commission stating whether or not AJ. Robbins agrees with the foregoing statements. A copy of the letter from AJ. Robbins to the Commission, dated June 30, 2005, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants
---------------------------

The Company engaged Singer Lewak Greenbaum & Goldstein LLP as the Company's independent registered public accounting firm as of June 30, 2005.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

16.1 Letter from AJ. Robbins, P.C. to the Securities and Exchange Commission dated June 30, 2005.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 30, 2005                          BERMAN CENTER, INC.


                                                By:    /s/ Samuel P. Chapman
                                                       -----------------------
                                                Name   Samuel P. Chapman
                                                Title: Chief Executive Officer

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